Filed pursuant to Rule 497(e) and Rule 497(k)

File Nos. 333-84639 and 811-09521

AMG FUNDS

AMG SouthernSun Small Cap Fund

AMG SouthernSun U.S. Equity Fund

Supplement dated September 18, 2020 to the Summary Prospectuses, dated February 1, 2020, as revised May 15, 2020 and as supplemented August 18, 2020, the Prospectuses, dated February 1, 2020, as supplemented May 15, 2020 and August 18, 2020, and the Statement of Additional Information, dated February 1, 2020, as supplemented May 15, 2020 and August 18, 2020

The following information supplements and supersedes any information to the contrary relating to AMG SouthernSun Small Cap Fund and AMG SouthernSun U.S. Equity Fund (each, a “Fund” and collectively, the “Funds”), each a series of AMG Funds (the “Trust”), contained in the Funds’ Summary Prospectuses, Prospectuses and Statement of Additional Information (the “SAI”), dated, revised and supplemented as noted above.

At a meeting held on September 17, 2020, the Board of Trustees of the Trust approved and recommended submitting to each Fund’s shareholders a proposed Agreement and Plan of Reorganization (the “Plan”) that provides for the reorganization of each Fund into a corresponding series of Advisors’ Inner Circle Fund III (each, a “New Fund” and collectively, the “New Funds”) (the “Proposed Reorganizations”). The Plan sets forth the terms by which each Fund would transfer all of its assets and liabilities to its corresponding New Fund in exchange for shares of the corresponding New Fund, and subsequently distribute the New Fund shares to applicable Fund shareholders in complete liquidation of such Fund. Shareholders of each Fund will vote separately on the proposal to reorganize their respective Fund.

Each New Fund has been created to continue the investment operations of the corresponding Fund. The New Funds’ investment adviser will be the current subadviser to the Funds, SouthernSun Asset Management, LLC, and each New Fund will have the same portfolio manager that is currently serving as the portfolio manager of the corresponding Fund and will have the same investment objective and substantially similar principal investment strategies as the corresponding Fund.

Advisors’ Inner Circle Fund III will file a proxy statement/prospectus on Form N-14 with the Securities and Exchange Commission in connection with the Proposed Reorganizations. The definitive proxy statement/prospectus will be sent to shareholders of record of the Funds on the record date for the shareholder meeting to seek their approval of the Proposed Reorganizations. Shareholders are urged to read the definitive proxy statement/prospectus and proxy card when they become available because they contain important information about the Proposed Reorganizations.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE